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                                                                    EXHIBIT 23.2




                 CONSENT OF PADDOCK LINDSTROM & ASSOCIATES, LTD.


         We consent to the reference to our firm name in this Registration Statement on Form S-3 of Devon Energy Corporation, Devon Financing Corporation, U.L.C. and Devon Financing Trust II and the reference to our reports for Devon Energy Corporation as of December 31, 1999, 2000, and 2001, included and incorporated herein by reference.



                                       PADDOCK LINDSTROM & ASSOCIATES, LTD.


                                       /s/ D.L. Paddock
                                       -----------------------------------------
                                       D. L. Paddock, P. Eng.
                                       Vice-President



October 2, 2002